                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                  JULY 18, 2003


                          STURM, RUGER & COMPANY, INC.
             (Exact Name of Registrant as Specified in its Charter)




         DELAWARE                     001-10435                 06-0633559
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
    of Incorporation)                                     Identification Number)


 ONE LACEY PLACE, SOUTHPORT, CONNECTICUT                          06890
(Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code (203) 259-7843


                                   Page 1 of 8

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ITEM 7. FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits               Description
        ------------               -----------
               99.1             Press release of Sturm, Ruger & Company, Inc.
                                dated July 18, 2003, reporting the financial
                                results for the second quarter and six months
                                ended June 30, 2003.

ITEM 9. INFORMATION FURNISHED PURSUANT TO ITEM 12 OF FORM 8-K - RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On July 18, 2003, the Company issued a press release to stockholders and other interested parties regarding financial results for the second quarter and six months ended June 30, 2003. A copy of the press release is furnished as
Exhibit 99.1 to this Report and incorporated herein by reference.




                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                 STURM, RUGER & COMPANY, INC.


                                 By:  /S/ THOMAS A. DINEEN
                                      --------------------------------------
                                         Name:  Thomas A. Dineen
                                         Title: Principal Financial Officer,
                                                Treasurer and Chief Financial
                                                Officer


Dated: July 22, 2003

                                INDEX TO EXHIBITS

          EXHIBIT NUMBER                       DESCRIPTION
               99.1                  Press release of Sturm, Ruger &
                                         Company, Inc. dated July 18,
                                      2003, reporting the financial
                                      results for the second quarter
                                           and six months ended
                                              June 30, 2003.


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